Note 4 - Accounts Receivable	3 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]

4.         ACCOUNTS RECEIVABLE

Accounts receivable are carried at original amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful receivables by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible.

Accounts receivable at March 31, 2023 and December 31, 2022 consisted of the following:

	March 31,	December 31,
	2023	2022
Accounts receivable	$3,985,988	$2,096,569
Allowance for doubtful accounts	(623,785)	(573,785)
Accounts receivable, net of allowances for doubtful accounts	$3,362,203	$1,522,784

Bad debt expenses (if any) are recorded in selling, general, and administrative expense.